Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of FuelCell Energy, Inc. (the “Company”) on Form 10-Q for the quarter ended January 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael S. Bishop, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m or 78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 16, 2020	/s/ Michael S. Bishop
Michael S. Bishop Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)

A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.